                                                                    EXHIBIT 99.3

                  INSTRUCTIONS FOR COMPLETING THE ELECTION FORM

These instructions are for completing the accompanying Election Form for registered shareholders of First Northern Capital Corp. and participants in the First Northern Dividend Reinvestment Plan (the "First Northern Plan"). All elections are subject to the terms and conditions of the merger agreement that was furnished to shareholders as part of the proxy statement/prospectus dated September __, 2000. Copies of the proxy statement/prospectus are available upon request to the address or phone number below.

Depending upon the elections made by First Northern shareholders and the percentage of the merger consideration Bank Mutual Corporation ("Bank Mutual") chooses to pay in stock, the terms of the merger agreement may make it impossible for all elections to be honored in full as requested by each shareholder (see the proxy statement/prospectus). Effective elections will be fulfilled to the maximum extent possible in accordance with the allocation procedures set forth in the merger agreement.

If you have a preference between receiving cash or Bank Mutual common stock, it is VERY IMPORTANT that you properly complete, sign and return the Election Form before the Election Deadline of 5:00 p.m., eastern time, on October 16, 2000, unless the Election Deadline is extended. The Exchange Agent must RECEIVE your form by that time. Please use the enclosed envelope, addressed to REGISTRAR AND TRANSFER COMPANY, to return the Election Form, together with all of your First Northern stock certificates and any other required documents. ALL FIRST NORTHERN STOCK CERTIFICATES MUST BE SUBMITTED NO MATTER WHAT ELECTION YOU MAKE, UNLESS YOU ARE SUBMITTING A NOTICE OF GUARANTEED DELIVERY. If your stock is held by a broker, bank, or other financial institution, these parties will provide separate instructions to you on how to make an election for your shares that they hold.

IF YOU DO NOT COMPLETE AND RETURN THE ELECTION FORM, YOU WILL BE TREATED AS IF YOU EXPRESS NO PREFERENCE BETWEEN CASH AND BANK MUTUAL STOCK.

(1)      ABOUT YOU AND YOUR SHARES

This section shows the registration on your stock account and the number of shares owned as of the date these materials were mailed to you. We have indicated the number of shares you hold in certificate form and the number of shares you hold through the First Northern Plan.


Mark through any incorrect address information that is printed in this section. Write the correct address in the space beside the printed information. If your stock certificate is lost, please call the Exchange Agent, Registrar and Transfer Company, at 1-800-368-5948 immediately to request documents necessary for a replacement certificate. Refer to the bottom of the Election Form for mailing and other delivery instructions.


(2)      ELECTION OPTIONS AND REQUIRED SIGNATURES
         YOU MUST COMPLETE THIS SECTION FOR YOUR ELECTION TO BE EFFECTIVE.

     MAKING YOUR ELECTION

The terms of the merger agreement allow you to specify the type of consideration you would like to receive for your shares. For more in-depth information, please refer to the proxy statement/prospectus. You may select only one option for the shares to which this form relates. Regardless of the option you choose, YOU MUST RETURN ALL OF YOUR STOCK CERTIFICATES WITH THE ELECTION FORM for your election to be valid, unless you are delivering a Notice of Guaranteed Delivery. If you are unable to find all of your stock certificates, please call the Exchange Agent, Registrar and Transfer Company, at 1-800-
                                                             --------
immediately to request documents necessary for a replacement certificate.

Your options are:

         1. EXCHANGE ALL SHARES FOR CASH. Choose this option if you would like to receive $15.00 in cash for each First Northern share you hold.

         2. EXCHANGE ALL SHARES FOR STOCK. Choose this option if you would like to receive 1.5 Bank Mutual shares in exchange for each First Northern share you hold.

         3. MIXED ELECTION. Choose this option if you hold at least 170 First Northern shares and you would like to receive some cash and some Bank Mutual stock. Your shares will be converted partially into cash and partially into Bank Mutual common stock. Everyone choosing a Mixed Election will receive the same proportions. The ratio will be the same ratio as Bank Mutual determines for all consideration in the merger, but the percent of Bank Mutual stock will not be more than 50%. Therefore, your percentage of Bank Mutual common stock will be between 40% and 50%, with the balance in the exchange paid in cash.

         4. NO PREFERENCE AS TO CASH OR STOCK FOR ALL SHARES. Although the merger agreement makes this option available to you, we don't expect many First Northern shareholders will use it because the result is the same as not sending in an Election Form and stock certificates before the Election Deadline. If you have no preference regarding the form of the merger consideration, you can retain your ability to sell First Northern shares in the market by not sending in your stock certificates until the merger actually occurs and you receive a form of Transmittal Letter and instructions from the Exchange Agent. We encourage you to return your Election Form and First Northern stock certificates by the Election Deadline in order not to delay your receipt of your portion of the merger consideration, since the Transmittal Letter will require that you send in your stock certificates before you can receive your merger consideration.



Note: If you receive both stock and cash and you have both stock certificates and shares held in the First Northern Plan, your non-First Northern Plan stock certificates will be exchanged first to cover the stock portion of your merger consideration and the balance will be taken from your First Northern Plan account. The First Northern dividend reinvestment plan will terminate upon the merger, and Bank Mutual will not immediately establish its own plan.

                                    IMPORTANT

IF NO OPTION IS MARKED, BANK MUTUAL WILL ASSUME THAT YOU HAVE NO PREFERENCE AND WILL DETERMINE THE TYPE OF CONSIDERATION TO BE GIVEN IN ACCORDANCE WITH THE MERGER AGREEMENT AFTER FULFILLING ALL PROPER ELECTIONS MADE BY OTHER FIRST NORTHERN SHAREHOLDERS TO THE EXTENT POSSIBLE.

HOW THE MERGER AGREEMENT AND YOUR ELECTION OPTION WILL WORK
TOGETHER.


THE MERGER AGREEMENT LIMITS THE AMOUNT OF CASH AND THE AMOUNT OF STOCK THAT CAN BE ISSUED IN EXCHANGE FOR YOUR FIRST NORTHERN SHARES. IF ALL CASH OR ALL STOCK IS OVERSUBSCRIBED, WE WILL NEED TO ALLOCATE THE AVAILABLE CASH OR STOCK AMONG THOSE REQUESTING IT. (THEREFORE, EVEN IF YOU REQUEST CASH OR STOCK, YOU MAY NOT RECEIVE ALL CASH OR STOCK). TO FIND OUT MORE ABOUT THESE LIMITS AND THE ALLOCATION METHOD WE WILL USE, PLEASE SEE "SUMMARY-SUMMARY OF THE MERGER-WHAT YOU WILL RECEIVE IN THE MERGER" IN THE PROXY STATEMENT/PROSPECTUS.


THE CHOICE YOU MAKE ON THE ELECTION FORM WILL ALSO APPLY TO ANY SHARES HELD IN YOUR ACCOUNT IN THE FIRST NORTHERN PLAN AS OF THE EFFECTIVE TIME OF THE MERGER.

SIGNING THE ELECTION FORM

Signing the form authorizes the Exchange Agent to take the necessary steps to accomplish the exchange. ALL INDIVIDUALS LISTED ON THE STOCK CERTIFICATES AND THE ACCOUNT MUST SIGN THIS SECTION OF THE ELECTION FORM. Please be sure to include your daytime phone number. If you are a trustee, executor, administrator, corporate officer or someone else who is acting on behalf of a shareholder and your name is not printed in SECTION 1 of the Election Form, you must include your full title and send us proper evidence of your authority to exchange the shares. See SECTION 3 for more detail.

W-9 CERTIFICATION

Certify that the Social Security Number (SSN) or Taxpayer Identification Number
(TIN) that we have printed in this section is correct. Even if you have previously furnished us with an SSN or TIN, or the certification on Form W-9, YOU MUST AGAIN CERTIFY this number on the W-9 included in this section.

RETURNING THE ELECTION FORM

Regardless of the election option you choose, please do not return any exchange documents to First Northern or Bank Mutual. RETURN YOUR STOCK CERTIFICATES WITH THE ELECTION FORM TO THE EXCHANGE AGENT, REGISTRAR AND TRANSFER COMPANY, using one of the methods indicated at the bottom of the Election Form. Before you mail your Election Form, make sure you:

         a)    verify the election you have chosen,
         b) sign and date the Election Form and include your daytime phone number,
         c) verify the SSN or TIN printed on the Election Form and sign the W-9 certification, and
         d) include your stock certificates along with the Election Form in the enclosed envelope, unless you complete and deliver the Notice of Guaranteed Delivery. (If you are sending




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



                  certificates, we recommend using Registered and Insured Mail, Return Receipt Requested or by insured overnight delivery service.)


THE COMPLETED ELECTION FORM AND YOUR FIRST NORTHERN STOCK CERTIFICATES MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME, ON OCTOBER 16, 2000, UNLESS THE DEADLINE IS EXTENDED. PLEASE DO NOT SIGN YOUR STOCK CERTIFICATES.


PLEASE TAKE CARE IN COMPLETING YOUR ELECTION FORM BECAUSE YOU MAY NOT REVOKE OR CHANGE IT.

NOTICE OF DEFECTS; RESOLUTIONS OF DISPUTES

Bank Mutual, First Northern and the Exchange Agent have no obligation to notify you or anyone else that the Exchange Agent has not received your Election Form or that the Election Form you submitted has not been properly completed and will not incur any liability for failure to give such notification. The Exchange Agent may, in its discretion, contact any First Northern shareholder in an attempt to correct defects or irregularities in an Election Form it receives, but it is not obligated to do so.

Any disputes regarding your election or the elections made by other First Northern shareholders (for instance, disputes about whether an Election Form was submitted by the Election Deadline, whether stock certificates have been correctly submitted, and whether allocations and prorations for the merger have been correctly calculated) will be resolved by the Exchange Agent, and its decision will be final for all parties concerned. The Exchange Agent has the absolute right to reject any and all Election Forms and surrenders of stock certificates which it determines are not in proper form or to waive minor irregularities in any Election Form or in the surrender of any certificate. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Election Form promptly after receipt to allow sufficient time to correct any possible deficiencies before the Election Deadline.

(3)      SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

If you want your Bank Mutual certificate registered or your check made payable in a name different from the name or names printed in SECTION 1 of the Election Form, you must complete this section.

First, print the name and address of the person or persons receiving the shares in the space provided in SECTION 3. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. The documents described below must accompany your stock certificates, if applicable, and your Election Form in order for us to fulfill your instructions.

In each type of registration change, signatures must be guaranteed by a stock broker or an officer of a commercial bank, savings bank, trust company, credit union or savings association who is a participant in the Securities Transfer Agents Medallion Program (STAMP). THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

In each type of registration change you must also complete the Substitute Form W-9 in Section 3 by listing the SSN or TIN that is to be used for tax reporting on the new account. The individual whose TIN




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



or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

TRANSFER OF OWNERSHIP TO ANOTHER INDIVIDUAL:

The shareholder whose name is printed in SECTION 1 must obtain a signature guarantee. If the account is in joint names both owners must sign and have their signatures guaranteed.

NAME CHANGE DUE TO MARRIAGE:

The shareholder whose name is printed in SECTION 1 must obtain a signature guarantee. If the account is in joint names, both owners must sign and have their signatures guaranteed.

ONLY ONE PERSON'S NAME IS PRINTED IN SECTION 1 AND THAT PERSON IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE:

         1. Provide a certified (UNDER RAISED SEAL) copy of the Court Qualification appointing you as the legal representative (DATED WITHIN 60 DAYS).

         2. You, as legal representative, must obtain a signature guarantee.

Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact that state's tax department for a tax waiver.

THE ACCOUNT IS A JOINT ACCOUNT AND ONE PERSON IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

         1. Provide a certified (UNDER RAISED SEAL) copy of the death certificate.

         2. Provide the survivor's signature (no signature guarantee is necessary in this case).

Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact the state's tax department for the tax waiver.

THE ACCOUNT IS A JOINT ACCOUNT AND ONE PERSON IS DECEASED. TRANSFERRING TO THE SURVIVOR AND ADDING A NAME:

         1. Provide a certified (UNDER RAISED SEAL) copy of the death certificate.

         2.       The survivor must obtain a signature guarantee.

Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact the state's tax department for the tax waiver.

THE ACCOUNT IS A CUSTODIAL ACCOUNT AND THE MINOR HAS REACHED THE LEGAL AGE OF
MAJORITY:

IF THE REQUEST IS BEING MADE BY THE CUSTODIAN, the custodian must obtain a signature guarantee.




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



IF THE REQUEST IS BEING MADE BY THE MINOR WHO HAS NOW REACHED THE AGE OF
MAJORITY:

         1.       The former minor must obtain a signature guarantee.

         2. Provide a certified (UNDER RAISED SEAL) copy of the birth certificate for the former minor.

YOU WANT TO HAVE THE NEW STOCK CERTIFICATE REGISTERED IN THE NAME OF A TRUST:

         1. Obtain a signature guarantee for the shareholder whose name is printed in SECTION 1. If the account is in joint names, both owners must sign and have their signatures guaranteed.

         2. Provide the exact name of the trust and a copy of the declaration page (usually the first page) and signature page (usually the last page) of the trust agreement.

If your circumstances differ from those described above, please contact the
Exchange Agent at 1-800-        .
                        --------
(4)      LOST, STOLEN OR DESTROYED CERTIFICATES

Refer to SECTION 1 (About You and Your Shares) of the Election Form to see a listing of your stock certificates. If any of your First Northern stock certificates have been LOST, STOLEN, or DESTROYED, please check the box in
Section 4 and call the Exchange Agent, Registrar and Transfer Company at 1-800-368-5948 immediately to request documents necessary to obtain a replacement stock certificate. You will receive replacement instructions that must be returned at least five business days prior to the Election Deadline. If your instructions are not received in time, Bank Mutual will determine whether cash, stock or a combination of cash and stock will be distributed to you in accordance with the merger agreement. If you do not return the documents to obtain a replacement stock certificate by the Election Deadline, you will nevertheless need to complete and return the documents necessary to obtain a replacement stock certificate before the Exchange Agent will send you any consideration in accordance with the merger.


                                   IMPORTANT

THE SHARES REPRESENTED BY THE MISSING STOCK CERTIFICATES WILL NOT BE CONSIDERED PART OF YOUR ELECTION UNTIL THE LOST STOCK CERTIFICATE AFFIDAVITS ARE RETURNED AND THE REPLACEMENT CERTIFICATE IS ISSUED. IF YOUR INSTRUCTIONS ARE NOT RECEIVED IN TIME, YOU WILL BE TREATED AS IF YOU HAD NO PREFERENCE WITH RESPECT TO THE SHARES REPRESENTED BY THE LOST STOCK CERTIFICATE.



From now until one year after the merger occurs, you will be billed by the exchange agent for any replacement fees at the amount of 1.5% of the market value of your shares, with a $2.00 minimum.





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(5)      SPECIAL DELIVERY INSTRUCTIONS

Complete this section only if you want the certificate or check resulting from your election to be registered to you but delivered to an address other than the one that is printed in SECTION 1 (About You and Your Shares) of the Election Form.

Note: Your address of record will not be affected by completing this section. If you have had a permanent address change, please note it in SECTION 1 of the Election Form.

RETURN INSTRUCTIONS

Return the completed Election Form with your First Northern stock certificates using the enclosed envelope addressed to Registrar and Transfer Company. The method of delivery of the Election Form and accompanying First Northern stock certificates is at your option and risk. When mailing stock certificates, we recommend Registered and Insured Mail, Return Postage Requested, or by insured overnight delivery service. DO NOT SIGN YOUR STOCK CERTIFICATES. Refer to the back of the Election Form for delivery options. You may deliver a properly completed and duly executed Notice of Guaranteed Delivery in lieu of stock certificates.

                          NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                                       OF
                            SHARES OF COMMON STOCK OF
                          FIRST NORTHERN CAPITAL CORP.
                          PURSUANT TO THE ELECTION FORM

To be used only if stock certificates are NOT surrendered herewith. This notice is to be completed ONLY by firm guaranteeing delivery of stock certificates, NOT by shareholders.


This form or a facsimile hereof must be used to make the Election if:

         (a) certificates for shares of common stock (the "First Northern Shares") of First Northern Capital Corp. ("First Northern") are not immediately available; or

         (b) the procedure for book-entry transfer cannot be completed on a timely basis; or


         (c) the Election Form (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Election Deadline, which is 5:00 p.m., Eastern time, on October 16, 2000, unless extended.


This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                             THE EXCHANGE AGENT IS:
                         REGISTRAR AND TRANSFER COMPANY


BY REGISTERED OR CERTIFIED MAIL:               BY FACSIMILE TRANSMISSION:



                                             CONFIRM RECEIPT OF FACSIMILE BY
                                                       TELEPHONE:

                         BY HAND OR OVERNIGHT DELIVERY:




DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION FORM.

Ladies and Gentlemen:

The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Election Form and related instructions, receipt of which is hereby acknowledged, the number of First Northern Shares specified below pursuant to the guaranteed delivery procedure explained below.


                                                                                   SIGN HERE
(Please type or print)
Certificate Nos. (if available):
                                -------------------------- ---------------------------------------------------------

Number of shares:
                 ----------------------------------------- ---------------------------------------------------------
                                                                                  SIGNATURES
----------------------------------------------------------
                          NAME(S)                          Dated:
                                                                 ---------------------------------------------------

---------------------------------------------------------- If Shares will be delivered by book-entry transfer,
                         ADDRESS                           fill in the applicable account number, below:


---------------------------------------------------------- The Depository Trust Company



----------------------------------------------------------
              AREA CODE AND TELEPHONE NUMBER               DTC Account Number:
                                                                              --------------------------------------
                                                           Transaction Code Number:
                                                                                   ---------------------------------


GUARANTEED DELIVERY PROCEDURE


In order for an election to be effective, the Exchange Agent must receive a properly completed Election Form, accompanied by stock certificates representing First Northern Shares currently held by you (or a proper guarantee of delivery, as described below), no later than 5:00 p.m., Eastern time, on October 16, 2000, or any later date selected by First Northern and Bank Mutual (the "Election Deadline"). Persons whose stock certificates are not immediately available also may make an election by completing the Election Form (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a bank, savings bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "Eligible Guarantee Institution," as such term is defined in Rule 17AD-15 under the Securities Exchange Act of 1934, as amended (subject to the condition that the stock certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern time, on the fifth business day after the Election Deadline (the "Guaranteed Delivery Deadline")).


If the Exchange Agent does not receive a properly completed Election Form, accompanied by all stock certificates, by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the


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



Guaranteed Delivery Deadline), the shareholder will be deemed to have made no election and the type of merger consideration to be given will be determined in accordance with the merger agreement.



                               DELIVERY GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

THE UNDESIGNED, A BANK, SAVINGS BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY INTO THE EXCHANGE AGENT ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED ELECTION FORM (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN FIVE (5) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE ELECTION FORM AND STOCK CERTIFICATES REPRESENTING FIRST NORTHERN SHARES TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH HEREIN.

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
(Please Print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Including Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Date:
     ------------------------------------------------




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
                    [First Northern Capital Corp. Letterhead]



                               September __, 2000


Dear Shareholders:

                  Enclosed is an Election Form for your use in electing to receive cash, shares of Bank Mutual Corporation or a combination of cash and shares in exchange for your First Northern Capital Corp. common stock. You have this election right as a result of the pending merger between First Northern Capital Corp. and Bank Mutual Corporation, the proposed holding company for Mutual Savings Bank.


                  Please read the Election Form and accompanying instructions carefully, complete and sign the Form and return it promptly as the instructions provide. THE ELECTION FORM MUST BE RECEIVED BY THE EXCHANGE AGENT, REGISTRAR AND TRANSFER COMPANY, NO LATER THAN 5:00 P.M., EASTERN TIME, ON OCTOBER 16, 2000
IN ORDER TO BE EFFECTIVE. Your failure to properly complete and return the Election Form by the election deadline may mean that any preference you have as between receiving cash or Bank Mutual shares will not be satisfied.



                  This letter and the accompanying Election Form are being mailed to you in a package separate from the one you should already have received that contains the proxy statement/prospectus dated September ___, 2000 and the form of Proxy relating to the vote to be taken on the merger agreement at the upcoming special meeting of First Northern shareholders scheduled for October 19, 2000. The proxy statement/prospectus contains important information about your election rights and the allocation of cash and shares of Bank Mutual in the merger among First Northern shareholders, so please read the proxy statement/prospectus carefully before completing the Election Form.


                  Do not confuse the Election Form with the form of Proxy. You should complete both the Election Form and the form of Proxy and return each in the separate, self-addressed envelope that accompanies each form. You will note that the Election Form and form of Proxy are to be returned by mail to separate addresses.


                  If you have any questions regarding the election form, please call the Exchange Agent, Registrar and Transfer Company, at
1-800-368-5948.

                                         Sincerely,


                                         Michael D. Meeuwsen
                                         President and Chief Executive Officer

                                                                EXHIBIT 99.3

FORM OF ELECTION AND LETTER OF TRANSMITTAL
DEADLINE FOR RETURN OF THIS ELECTION FORM IS BY 5:00 P.M., EASTERN TIME, ON OCTOBER 16, 2000.
                                                                                   -----

-------------------------------------------------------------------------------------------------------------------------------

(1)  ABOUT YOU AND YOUR SHARES - INDICATE ADDRESS CHANGE AS NECESSARY BELOW

                 EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY
Mailing Address                    Questions? Call             By Hand:
10 Commerce Drive                  1-800-368-5948              c/o The Depository Trust Co.
Crawford, NJ 07016                                             Transfer Agent Dept.
                                                               55 Water Street
                                                               New York NY
                                                               10041-0099

                                                               First Northern Account Number:

                                                               DESCRIPTION OF SHARES
                                                               Certificate Number        Number of Shares








                                                               Total Certificate Shares

                                                               Total First Northern Dividend Reinvestment Plan Shares

-------------------------------------------------------------------------------------------------------------------------------

(2)  ELECTION OPTIONS AND REQUIRED SIGNATURES                           * All stock certificates MUST accompany this form  *
       Check ONE option only                                              (unless you complete and deliver the Notice
                                                                          of Guaranteed Delivery)

-------------------------------------------------------------------------------------------------------------------------------

|_| 1.  Exchange               |_| 2.   Exchange              |_| 3.  Mixed Election         |_| 4.   No preference
        all shares for                  all shares                                                    as to cash or
        cash                            for stock                                                     stock for all shares
-------------------------------------------------------------------------------------------------------------------------------

REQUIRED SIGNATURES - All shareholders must sign below.  TAXPAYER IDENTIFICATION NUMBER
Receipt of the Proxy Statement/Prospectus dated Septem-  OR SOCIAL SECURITY NUMBER:
ber  , 2000 is acknowledged. The shareholder whose SSN                             ---------------------
or TIN is printed to the right must sign the W-9
Certification                                            W-9 CERTIFICATION - I certify under penalties of perjury that the Social
                                                         Security Number (SSN) or Tax Identification Number (TIN) shown above is
X                                                        correct, or that I have  entered the correct SSN or TIN, and that I am not
------------------------------------------------------   subject to withholding.  If I fail to furnish my correct SSN or TIN, I may
SIGNATURE OF SHAREHOLDER                DATE             be subject to a penalty by the IRS.  Also, such a failure would result in backup withholding of 31% of any payment made to me.
X
-----------------------------------------------------
SIGNATURE OF SHAREHOLDER                DATE
(If joint account)
                                                         X
(      )     -                                           -------------------------------------------------------    ----------------
-----------------------------------------------------    SIGNATURE OF SHAREHOLDER WHOSE SSN OR TIN                  DATE
AREA CODE AND DAYTIME PHONE                              IS SHOWN IN THIS BOX

                                                         ---------------------------------------------------------------------------



FIRST NORTHERN DIVIDEND REINVESTMENT PLAN PARTICIPANTS
If you are a participant in the First Northern Dividend Reinvestment Plan, your shares held in the Plan will be exchanged in the same manner as the First Northern shares for which you hold certificates. The Dividend Reinvestment Plan will be terminated.
------------------------------------------------------------------------------------------------------------------------------------

(3) SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

------------------------------------------------------------------------------------------------------------------------------------
The check or stock from the exchange will be issued in the name printed         SUBSTITUTE FORM W-9 - To be completed by the new
Section 1 unless you indicate a different name below. If you wish to have       account holder. Under Federal Income Tax law,
the check or stock issued in another name, your signature and a Signature       you may be subject to certain penalties and  backup
Guarantee are required. The Substitute Form W-9 to the right must be            withholding at a 31% rate if you do not certify,
completed by the new account holder.                                            under penalties of perjury, that the Social Security
                                                                                Number (SSN) or Taxpayer Identification Number (TIN)
                                                                                provided below is correct, and that you are not
------------------------------------------------------------------------        subject to backup withholding.  I certify under
NAME                                                                            penalties of perjury that:

------------------------------------------------------------------------        1.  The number shown on this form is my correct SSN
NAME                                                                            or TIN (or I am waiting for a number to be issued to
                                                                                me), and
------------------------------------------------------------------------
ADDRESS                                                                         2.  I am not subject to backup withholding either
                                                                                because (a) I am exempt from back-up withholding,
------------------------------------------------------------------------        or (b) I have not been notified by the Internal
CITY-STATE-ZIP                                                                  Revenue Service (IRS) that I am subject to backup
                                                                                withholding as a result of a failure to report all
                                                                                interest or dividends, or (c) the IRS has notified
                                                                                me that I am no longer subject to backup
                                                                                withholding.

X
------------------------------------------------------------------------        --------------------------------- ------------------
AUTHORIZED SIGNATURE                                                            SIGNATURE                         SSN OR TIN*

                                                                                *If you do not have a SSN, see How to Obtain a TIN
                                                                                in the instructions.
                                                                                NOTE: If the account is registered in more than one
                              PLACE MEDALLION                                   name, see the instructions for guidelines on which
                             SIGNATURE GUARANTEE                                SSN or TIN  to give First Northern.
                                    HERE
                                                                                Please cross out #2 if you are subject to backup
                                                                                withholding.

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(4) LOST, STOLEN OR DESTROYED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------

|_|      If any of your First Northern stock certificates are missing, please check this box and call Registrar and Transfer Company at
         1-800-368-5948 immediately to request documents necessary for a replacement certificate. A replacement fee of 1.5% of market value of the First Northern shares (minimum $2.00) will apply. See instructions.
-------------------------------------------------------------------------------------------------------------------------------

(5)  SPECIAL DELIVERY INSTRUCTIONS

-------------------------------------------------------------------------------------------------------------------------------

Stock certificate or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

     -------------------------------------------------------------------------------------------------------------------------------
     NAME

     -------------------------------------------------------------------------------------------------------------------------------
     ADDRESS

     -------------------------------------------------------------------------------------------------------------------------------
     CITY-STATE-ZIP

-------------------------------------------------------------------------------------------------------------------------------

RETURN THIS SIGNED FORM WITH YOUR FIRST NORTHERN STOCK CERTIFICATES IN THE ENCLOSED ENVELOPE TO REGISTRAR AND TRANSFER COMPANY,
ATTN:_________________ DEPARTMENT AS INDICATED BELOW:

                                            BY MAIL:
                                                    ------------------------------------
                                            BY HAND:
                                                    ------------------------------------
                                            BY OVERNIGHT DELIVERY:
                                                                  ------------------------------------

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                                                      IMPORTANT - PLEASE READ
                               THIS ELECTION FORM MUST BE RECEIVED BY REGISTRAR AND TRANSFER COMPANY
                                    NO LATER THAN 5:00 P.M., EASTERN TIME, ON OCTOBER 16, 2000

Before you complete this form it is important that you refer to the enclosed Instructions for completing the Election Form. Your
Election Form will be invalid if completed incorrectly. Your election is irrevocable so please complete this Election Form carefully.


                                 * ALL FIRST NORTHERN STOCK CERTIFICATES MUST ACCOMPANY THIS FORM,
                                 UNLESS YOU COMPLETE AND DELIVER THE NOTICE OF GUARANTEED DELIVERY.
                                               DO NOT SIGN YOUR STOCK CERTIFICATES *


                                     * DO NOT ENCLOSE YOUR PROXY CARD WITH THIS ELECTION FORM *
YOU SHOULD RETURN YOUR PROXY FORM IN THE SEPARATE POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE.


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